The Future of Anti-Infectives ESTABLISH 2 Top Line Data Release March 25, 2013 Exhibit 99.2

Forward Looking Statements
Statements contained in this data release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-
looking statements include: the accuracy of Trius’ estimates regarding expenses, future revenues and capital requirements; the success and timing of Trius’ preclinical studies and clinical trials; regulatory developments in the United States and foreign countries; changes in
Trius’ plans to develop and commercialize its product candidates; Trius’
ability to obtain additional financing; Trius’ ability to obtain and maintain intellectual property protection for its product candidates; and the loss of key scientific or management personnel. These and other risks and uncertainties are described more fully in Trius’ most recently filed SEC documents, including its Form 10-K, Forms 10-Q and other documents filed with the United States Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings. All forward-looking statements contained in this press release speak only as of the date on which they were made. Trius undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

ESTABLISH 2 (IV/PO) Phase 3 Trial Design
2 o
EMA
1 o
EMA
Tedizolid
Linezolid
1x 200mg
2x 600mg
n=666
1 o
FDA
2 o
FDA
Placebo
Post-Treatment Evaluations
END-POINTS FOR GLOBAL REGISTRATION
Safety Analysis
Non-inferiority trial design vs. Linezolid

ESTABLISH 2 Primary & Secondary Endpoints
Primary Endpoint:
•
20% or greater reduction in lesion area at 48-72 hours after first dose of drug
Secondary Endpoints:
•
Programmatic clinical response at end of therapy (EOT)
•
Investigator’s assessment of clinical response at post treatment evaluation (PTE)

ESTABLISH 2 Demographics and Baseline Characteristics
Tedizolid, %
n = 332
Linezolid, %
n = 334
Male, % 67.8 64.1
Age, mean 45.6 45.6
Geographic Region, %
North America (US) 47.0 47.3
Ex-U.S. 53.0 52.7
Clinical Syndrome, %
Cellulitis/erysipelas 50.0 50.3
Major abscess 20.5 20.4
Wound infection 29.5 29.3
MRSA (MITT), % 27.2 26.9
MSSA (MITT), % 52.8 53.0
Lymphadenopathy, % 70.8 70.4
WBC < 4,000 or > 10,000, % 53.0 45.2
Immature neutrophils, % 16.2 12.2
Fever, % 31.0 29.0

ESTABLISH 2 Efficacy
ITT Analysis Set Endpoint
Tedizolid
6 days
treatment, %
n = 332
Linezolid
10 days
treatment, %
n = 334
Treatment
Difference
(95% CI), %
Primary Endpoint
>20% decrease from
baseline in lesion
area at 48-72 hours
85.2 82.6 2.6 (-3.0 to 8.2)
Key Secondary
Endpoints
Sustained clinical
response at end of
therapy
87.0 88.0 -1.0 (-6.1 to 4.1)
Investigators
assessment of
clinical response at
7-14 days after end
of therapy
88.0 87.7 0.3 (-4.8 to 5.3)
Sensitivity
analysis
(2010 FDA
Guidance)
Cessation of lesion
spread and absence
of fever at 48-72
hours
85.8 81.4 4.4 (-1.2 to 10.1)

ESTABLISH 2 Efficacy by Infection Type
ITT Analysis Set
Tedizolid
6 days
treatment, %
n = 332
Linezolid
10 days
treatment, %
n = 334
Treatment
Difference
(95% CI), %
Cellulitis/erysipelas
80.7
n = 166
80.4
n = 168
0.37 (-8.2 to 8.9)
Major cutaneous
abscess
86.8
n = 68
89.7
n = 68
-2.9 (-14.5 to 8.4)
Wound infection
91.8
n = 98
81.6
n = 98
10.2 (0.71 to 20.1)

ESTABLISH 2 Safety: Tedizolid was Safe and Well
Tolerated with a Favorable AE Profile vs. Linezolid
Safety Analysis Set
Tedizolid
6 days treatment, %
Linezolid
10 days treatment, %
Any Treatment Emergent
Adverse Event (TEAE)
45.3 43.7
Any Drug Related TEAE
20.5 24.8
Gastrointestinal Disorders
16.0 20.5
No Safety Signals

ESTABLISH 2 Incidence of TEAEs >2%
System Organ Class
Tedizolid, (%)
n = 331
Linezolid, (%)
n =327
Gastrointestinal disorders 53 (16.0) 67 (20.5)
General disorders and
administration site conditions
23 (6.9) 24 (7.3)
Infections and infestations 40 (12.1) 40 (12.2)
Metabolism and nutrition
disorders
9 (2.7) 7 (2.1)
Musculoskeletal and connective
tissue disorders
9 (2.7) 9 (2.8)
Nervous system disorders 29 (8.8) 36 (11.0)
Psychiatric disorders 10 (3.0) 4 (1.2)
Respiratory, thoracic and
mediastinal disorders
6 (1.8) 13 (4.0)
Skin and subcutaneous tissue
disorders
21 (6.3) 24 (7.3)
Vascular disorders 7 (2.1) 4 (1.2)

ESTABLISH 2 Post-Baseline Substantially Abnormal
Hematology Values
Tedizolid, (%)
n = 331
Linezolid, (%)
n =327
Hemoglobin 292 287
Below LLN 147 (50.3) 148 (51.6)
Substantially abnormal 4 (1.4) 2 (0.7)
White blood cells 272 258
Below LLN 16 (5.9) 20 (7.8)
Substantially abnormal 3 (1.1) 5 (1.9)
Platelets 275 269
Below LLN 37 (13.5) 35 (13.0)
Substantially abnormal 9 (3.3) 5 (1.9)

Differences Between ESTABLISH 1 and 2
ESTABLISH 2 ESTABLISH 1
Dosing
IV to oral
(minimum 1
st
day’s dosing IV)
Oral
Demographics US 47%, x-US 53% US 80%, x-US 20%
MRSA, % 27.1 42.6
Primary
Endpoint*
> 20% reduction in lesion
area @ 48 to 72 hours
Cessation of lesion spread,
absence of fever @ 48 to 72 hours
*ESTABLISH 2 SPA amended under agreement with FDA to reflect expected new primary endpoint. Both endpoints prospectively captured as sensitivity analyses in respective studies. Integrated summary of efficacy will reflect the
ESTABLISH 2 primary endpoint under the amended SPAs

ESTABLISH Program Comparison
Endpoint Study
Tedizolid
6 days
treatment, %
Linezolid
10 days
treatment, %
Treatment
Difference
(95% CI), %
>20% decrease from
baseline in lesion area at
48-72 hours
ESTABLISH 2
ESTABLISH 1
85.2
78.0
82.6
76.1
2.6 (-3.0 to 8.2)
1.9 (-4.5 to 8.3)
Sustained clinical
response at end of
therapy
ESTABLISH 2
ESTABLISH 1
87.0
87.0
88.0
87.8
-1.0 (-6.1 to 4.1)
-0.8 (-5.8 to 4.4)
Investigators assessment
of clinical response at 7-
14 days after end of
therapy
ESTABLISH 2
ESTABLISH 1
88.0
85.5
87.7
86.0
0.3 (-4.8 to 5.3)
-0.5 (-5.8 to 4.9)
Cessation of lesion
spread and absence of
fever at 48-72 hours
ESTABLISH 2
ESTABLISH 1
85.8
79.5
81.4
79.4
4.4 (-1.2 to 10.1)
0.1 (-6.1 to 6.2)

ESTABLISH Program Safety Comparison
Safety Analysis Set Study Tedizolid % Linezolid %
Any Treatment
Emergent Adverse
Event (TEAE)
ESTABLISH 2 45.3 43.7
ESTABLISH 1 40.8 43.3
Any Drug Related
TEAE
ESTABLISH 2 20.5 24.8
ESTABLISH 1 24.2 31.0
Gastrointestinal
Disorders
ESTABLISH 2 16.0 20.5
ESTABLISH 1 16.3 25.4

Summary
•
All primary and secondary efficacy endpoints were met for FDA and EMA
•
Safety profile indicated that tedizolid was safe and well tolerated
•
Results are consistent with those from ESTABLISH 1 and support filings for global regulatory approval
•
Combined results of all clinical studies support tedizolid differentiation:
– Safe, well tolerated, fast acting drug for resistant gram positive infections
– Convenient once daily IV or oral administration over short course of therapy
– Fewer drug-drug interactions
– Active against key linezolid resistant strains

Key Drivers of Market Share
Key Drivers of Preference

*Efficacy performance ratings among those aware of brand
Tedizolid ATU Study, Wave 1 – USA Report, conducted by CMI on behalf of Trius, November 2012, N=505
Strong Response to Tedizolid Efficacy, Dosing and
Administration
*
Tedizolid, 65%
Tedizolid, 52%
Zyvox, 62%
Zyvox, 42%
Cubicin, 54%
Cubicin, 37%
Vancomycin, 25%
Vancomycin, 27%
Tedizolid, 45%
Tedizolid, 42%
Zyvox, 45%
Zyvox, 38%
Cubicin, 42%
Cubicin, 37%
Vancomycin, 30%
Vancomycin, 30%
Offers simple dosing and
administration
Has a lower potential for
resistance development
Has superior efficacy vs.
other products
Is effective for all patient
types

Strong Response to Tedizolid Safety & Tolerability
Has a low frequency of
DDI (drug-drug
interaction)
Does not cause renal
and hepatic impairment
Has a low frequency of
safety/adverse events
*Efficacy performance ratings among those aware of brand
Tedizolid ATU Study, Wave 1 – USA Report, conducted by CMI on behalf of Trius, November 2012, N=505
Tedizolid, 48%
Tedizolid, 53%
Tedizolid, 59%
Zyvox, 27%
Zyvox, 45%
Zyvox, 31%
Cubicin, 48%
Cubicin, 42%
Cubicin, 44%
Vancomycin, 39%
Vanco ., 14%
Vancomycin, 25%

Tedizolid ATU Study, Wave 1 – USA Report, conducted by CMI on behalf of Trius, November 2012, N=505
Base: Total respondents
Q8.1 How interesting is tedizolid to you for suspected or confirmed MRSA ABSSSI patients overall? Use a 1 to 10 scale where “1” means “Not at all Interesting”
and “10” means “Very Interesting,” to indicate your level of interest.
Interest in Tedizolid, by Specialty
(0 = Not Interested, 10 = Very Interested)
Physician Interest in Tedizolid Strong Across Specialties
Total
(N = 505)
Critical Care,
Pulmonologist
(n = 120)
Internist
(n = 137)
General
Surgeon
(n = 86)
Hospitalist
(n = 175)
Infectious
Disease
Specialist
(n = 101)
Infusion Clinic
Specialist
(n = 75)
80%
69%
74%
72%
76%
92%
83%
19%
31%
25%
27%
23%
7%
17%
High Interest (8-10)
Neutral (4-7)
Low Interest (1-3)

Upcoming Milestones
•
Late breaker presentations at ECCMID conference (submitted for April)
•
Detailed data presentations at ICAAC conference (September)
•
Advance EU partnership discussions
•
NDA Filing (H2 2013)
•
Implement pre-commercial activities for potential U.S. launch (H2 2013)
•
Initiation of Phase 3 ventilated nosocomial pneumonia study (H2 2013)
•
EMA Filing (H1 2014)
•
Potential PDUFA date for ABSSSI (mid 2014)